UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2023
PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33554	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3200 Kirby Drive, Suite 600	Houston	TX		77098
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code			(713)	335-5151

(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock $0.001 par value per share	PRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 11, 2023, PROS Holdings, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, Company stockholders:

(i)
Elected two Class I directors (Greg B. Petersen and Timothy V. Williams) to the board of directors of the Company (the "Board"), each to serve a three-year term until the annual meeting of the Company's stockholders to be held in the year 2026;

(ii)	Approved, on an advisory basis, named executive officer compensation;
(iii)	Approved the amendments to the Company's Amended and Restated 2017 Equity Incentive Plan, to, among other items, increase the number of shares authorized for issuance by 2.9 million shares;
(iv)	Ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023; and
(v)	Approved, on an advisory basis, a frequency of one year for advisory votes on named executive officer compensation.

The total number of outstanding shares entitled to vote at the Annual Meeting as of the March 21, 2023 record date was 46,030,988. A total of 43,558,065 shares of common stock were present in person or by proxy at the Annual Meeting, representing approximately 94.62% of the shares entitled to vote at the Annual Meeting.

Below are the results of the voting on the proposals voted on at the Annual Meeting:

PROPOSAL 1:   Election of two Class I directors to the Board, each for a three-year term expiring 2026:

			Broker
Name	For	Withheld	Non-Votes
Greg B. Petersen	39,731,024	1,539,422	2,287,619
Timothy V. Williams	35,053,062	6,217,384	2,287,619

PROPOSAL 2:   Advisory vote on named executive officer compensation:

			Broker
For	Against	Abstain	Non-Votes
40,571,770	680,161	18,515	2,287,619

PROPOSAL 3:   Vote to approve the amendments to the Company's Amended and Restated 2017 Equity Incentive Plan to, among other items, increase the number of shares authorized for issuance by 2.9 million shares.

			Broker
For	Against	Abstain	Non-Votes
39,958,700	1,293,226	18,520	2,287,619

PROPOSAL 4:     Ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain
42,910,422	630,633	17,010

PROPOSAL 5:     An advisory vote on the frequency of voting on named executive officer compensation.

1 Year	2 Years	3 Years	Abstain
41,185,794	3,901	67,895	12,856

Consistent with the Board's recommendation and the advisory vote of the Company’s stockholders, the Board determined that the Company will continue to hold a stockholder advisory vote on named executive officer compensation every year. The next stockholder advisory vote regarding the frequency interval will be held no later than the Company’s annual meeting of stockholders in 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROS HOLDINGS, INC.

Date: May 12, 2023	/s/ Damian W. Olthoff
Damian W. Olthoff
General Counsel and Secretary